                                                                    Exhibit (24)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ MARCIA D. ALAZRAKI
--------------------------------------
Marcia D. Alazraki
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ ROBERT K. BECKER
--------------------------------------
Robert K. Becker
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ MICHAEL B. BOYLE
--------------------------------------
Michael B. Boyle
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ MATTHEW S. EASLEY
--------------------------------------
Matthew S. Easley
Director and Vice President

                               POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ MARK A. GREEN
--------------------------------------
Mark A. Green
Director and Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ ROBERT J. HOLDEN
--------------------------------------
Robert J. Holden
Director, Vice President and
Chief Operations Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ CLEVELAND JOHNSON, JR.
--------------------------------------
Cleveland Johnson, Jr.
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints John C. Pintozzi and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ SUSAN L. LEES
--------------------------------------
Susan L. Lees
Director, Vice President, General
Counsel and Secretary

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ KENNETH R. O'BRIEN
--------------------------------------
Kenneth R. O'Brien
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned officer of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ SAMUEL H. PILCH
--------------------------------------
Samuel H. Pilch
Controller and Group Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ JOHN C. PINTOZZI
--------------------------------------
John C. Pintozzi
Director, Vice President, and
Chief Financial Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ JOHN R. RABEN, JR.
--------------------------------------
John R. Raben, Jr.
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ PHYLLIS H. SLATER
--------------------------------------
Phyllis H. Slater
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Susan L. Lees and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 7, 2010


/s/ MATTHEW E. WINTER
--------------------------------------
Matthew E. Winter
Director, Chairman, President and
Chief Executive Officer